Exhibit 99.1
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
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ACTION BY THE SENIOR VICE PRESIDENT –
GLOBAL COMPENSATION AND BENEFITS
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ACTION TO AMEND THE STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
SAVINGS AND RETIREMENT PLAN MAINTAINED FOR EMPLOYEES OF STARWOOD
AND EACH SUCH PLAN MAINTAINED FOR EMPLOYEES OF THE ADOPTING NONAFFILIATES
          WHEREAS, the Company maintains for the benefit of certain employees the Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan (the “Starwood Plan”);
          WHEREAS, pursuant to Section 16.1 of the Starwood Plan, the Company may amend the Starwood Plan;
          WHEREAS, certain other entities that are not affiliated with the Company have adopted separate “mirror” plans of the Starwood Plan (each such other entity, an “Adopting Nonaffiliate” and each such other plan, a “Nonaffiliate Plan”) for the benefit of their respective employees;
          WHEREAS, pursuant to Section 16.1 of each Nonaffiliate Plan, the Adopting Nonaffiliate may amend the applicable Nonaffiliate Plan;
          WHEREAS, each Adopting Nonaffiliate has appointed the Company as its agent under the respective Nonaffiliate Plan to exercise on its behalf all the powers and authority conferred upon the Adopting Nonaffiliate under the applicable Nonaffiliate Plan, including, but not limited to, its power to amend the Nonaffiliate Plan;
          WHEREAS, the Company has delegated to the Employee Benefits Committee its authority with respect to the Starwood Plan and each Nonaffiliate Plan (collectively, the “Plan”), including the authority to amend the Plan, except as such action results in increased liabilities or annual costs to the Company in excess of $5 million;
          WHEREAS, the Employee Benefits Committee has delegated to each of the individuals holding the positions of the Executive Vice President of Human Resources of the Company and the Senior Vice President – Global Compensation and Benefits of the Company the authority to do or cause to be done all certain actions, including, but not limited to, the authority to amend the Plan; and

          WHEREAS, pursuant to the authority duly delegated by the Employee Benefits Committee, the Senior Vice President – Global Compensation and Benefits desires to amend the Plan in certain respects as reflected on the attached Amendment Number One.
          NOW, THEREFORE, BE IT RESOLVED, that that the document attached hereto entitled “Amendment Number One to the Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan” hereby is adopted in its entirety with respect to the Plan.

Dated as of March 22, 2006.	/s/ Nancy Tostanoski

Nancy Tostanoski
Senior Vice President
Global Compensation and Benefits

AMENDMENT NUMBER ONE
TO THE
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
SAVINGS AND RETIREMENT PLAN
(as amended and restated effective January 1, 2006)
          WHEREAS, the Company maintains for the benefit of certain employees the Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan (the “Starwood Plan”);
          WHEREAS, pursuant to Section 16.1 of the Starwood Plan, the Company may amend the Starwood Plan;
          WHEREAS, certain other entities that are not affiliated with the Company have adopted separate “mirror” plans of the Starwood Plan (each such other entity, an “Adopting Nonaffiliate” and each such other plan, a “Nonaffiliate Plan”) for the benefit of their respective employees;
          WHEREAS, pursuant to Section 16.1 of each Nonaffiliate Plan, the Adopting Nonaffiliate may amend the applicable Nonaffiliate Plan;
          WHEREAS, each Adopting Nonaffiliate has appointed the Company as its agent under the respective Nonaffiliate Plan to exercise on its behalf all the powers and authority conferred upon the Adopting Nonaffiliate under the applicable Nonaffiliate Plan, including, but not limited to, its power to amend the Nonaffiliate Plan;
          WHEREAS, the Company has delegated to the Employee Benefits Committee its authority with respect to the Starwood Plan and each Nonaffiliate Plan (collectively, the “Plan”), including the authority to amend the Plan, except as such action results in increased liabilities or annual costs to the Company in excess of $5 million;
          WHEREAS, the Employee Benefits Committee has delegated to each of the individuals holding the positions of the Executive Vice President of Human Resources of the Company and the Senior Vice President – Global Compensation and Benefits of the Company the authority to do or cause to be done all certain actions, including, but not limited to, the authority to amend the Plan; and
          WHEREAS, pursuant to the authority duly delegated by the Employee Benefits Committee, the Senior Vice President – Global Compensation and Benefits desires to amend the Plan in certain respects.
          NOW, THEREFORE, BE IT RESOLVED, effective as of April 8, 2006, Section 2(8) of the Plan hereby is amended in its entirety to read as follows:
          (8) Company Stock. Shares of common stock of the Company.

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